UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the Registration Statement filed on Form S-4 on October 29, 2008, Harrah’s Entertainment, Inc. (“Harrah’s Entertainment”) revised its consolidated financial statements as of December 31, 2007 and 2006 and for the three years ended December 31, 2007 to reflect the revised guarantor structure of its subsidiaries. The financial information included in the Form S-4 is also being presented in this Current Report on Form 8-K. The information includes the following:

*	Financial Statements and Supplementary Data for the years ended December 31, 2005 through December 31, 2007, including a revised Note 17, originally filed in Part II, Item 8 of its Annual Report on Form 10-K (the “Form 10-K”); and

*	Schedule II — Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2005 through December 31, 2007, originally filed in Part IV, Item 15(a)2 of the Form 10-K.

Other than the changes reflected in the Financial Statements and Supplementary Data included herein, this Form 8-K does not modify or update the disclosures in Harrah’s Entertainment’s Form 10-K for the year ended December 31, 2007 in any way.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements for the three years ended December 31, 2007 for Harrah’s Entertainment and Schedule II—Consolidated Valuation and Qualifying Accounts for the three years ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: November 14, 2008	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements for the three years ended December 31, 2007 for Harrah’s Entertainment and Schedule II—Consolidated Valuation and Qualifying Accounts for the three years ended December 31, 2007.